UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2021

MOBILE INFRASTRUCTURE CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	000-55760	47-3945882
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

250 E. 5th Street, Suite 2110
Cincinnati, Ohio 45202
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (702) 534-5577

The Parking REIT, Inc.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b- 2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of J. Kevin Bland as Chief Financial Officer

On November 19, 2021, Mobile Infrastructure Corporation’s (the “Company”) Chief Financial Officer, J. Kevin Bland, resigned, effective December 3, 2021. In connection with Mr. Bland’s resignation, the Company’s Board of Directors (the “Board”) appointed Stephanie Hogue, the Company’s current President and Secretary, to serve as the Company’s interim Chief Financial Officer. In this role, Ms. Hogue will serve as the Company’s principal financial officer, as such term is used in the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder. The Company is engaging with an executive search firm in the search for a principal financial and/or accounting officer.

The Company and Mr. Bland have entered into a separation agreement, pursuant to which Mr. Bland will receive, in exchange for his release of all potential claims against the Company, a severance payment equal to one times his base salary, continued health insurance benefits for six months, and reimbursement of certain moving expenses. The separation agreement contains covenants regarding confidential information and non-disparagement and the continued compliance with certain restrictive covenants in Mr. Bland’s employment agreement.

The foregoing description of Mr. Bland’s separation agreement is qualified in its entirety by reference to the full text of the separation agreement, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Appointment of Stephanie Hogue as Interim Chief Financial Officer

Ms. Hogue, 42, currently serves as the Company’s President and Secretary. Ms. Hogue joined the Company in August 2021 in connection with the Equity Purchase and Contribution Agreement with Color Up, LLC. In connection with her appointment as interim Chief Financial Officer, Ms. Hogue’s base compensation opportunities and benefits in effect at the time of her appointment will remain unchanged at this time.

The information concerning Ms. Hogue required under Items 401(b), (d), (e) and 404(a) of Regulation S-K is contained in the Company’s proxy statement filed November 16, 2021 and is incorporated herein by reference.

Item 8.01.	Other Events.

On November 24, 2021, the Company issued a press release regarding Mr. Bland’s resignation and the appointment of Ms. Hogue as interim Chief Financial Officer as described above under Item 5.02 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1 for reference.

The information furnished with this Item 8.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act except as expressly set forth by reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Separation Agreement between the Company and J. Kevin Bland, dated November 23, 2021.
99.1	Press release dated November 24, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 24, 2021	MOBILE INFRASTRUCTURE CORPORATION

	By:	/s/ Manuel Chavez
	Name:	Manuel Chavez
	Title:	Chief Executive Officer